                                                                   Exhibit 10.13
                                                                  EXECUTION COPY
                                                                  --------------

                               EIGHTH AMENDMENT
                               ----------------

          EIGHTH AMENDMENT (this "Eighth Amendment"), dated as of January 24,
                                  ----------------
1997, to the Credit Agreement, dated as of March 19, 1992 (as amended prior to the date hereof and as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among PAMECO CORPORATION (formerly named MLX Refrigeration & Air Conditioning Group, Inc.), a Delaware corporation (the "Company"), the lenders parties
                                           -------
thereto (together with their respective successors and permitted assigns, the

"Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as
--------
agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                        -----

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has requested that the Lender amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   Defined Terms.  Terms defined in the Credit Agreement are used herein with
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the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is
               ------------------------
hereby amended by:

               (a) effective as of March 1, 1997, deleting from the definition of "Applicable Margin" the number "2.75" as it appears in two places in such definition and substituting in lieu thereof the number "2.40"; and

               (b) deleting the definition of "Holdings Interest Expense" in its entirety and substituting therefor the following:

               '"Holdings Interest Expense" for any period shall mean the
                 -------------------------
     interest expense on the Loans, the Subordinated Notes, the New Subordinated Debt, the New Subordinated Bridge Notes and the Capital Investment (as defined in the Receivables Purchase Agreement) (including non-cash interest) for such period, determined on a consolidated basis in accordance with GAAP.'
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                                                                               2

          3.   Amendment of Section 6.8(e)(ii).  Section 6.8(e)(ii) of the
               -------------------------------
Credit Agreement is hereby amended by deleting the chart appearing therein and substituting in lieu thereof the following chart:

     Fiscal Year Ending            Amount
     ------------------            ------

     February 28, 1996           $20,000,000
     February 28, 1997            12,500,000
     February 28, 1998            17,500,000
     February 28, 1999            21,000,000
     Each Fiscal Year
       ending thereafter          24,500,000

          4.   Company Representations and Warranties.  The Company represents
               --------------------------------------
and warrants that:

     (a) this Eighth Amendment has been duly authorized, executed and delivered by the Company;

     (b) each of this Eighth Amendment and the Credit Agreement as amended by this Eighth Amendment constitutes the legal, valid and binding obligation of the Company;

     (c) each of the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct as of the Eighth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Eighth Amendment and references to the "Note" in the Credit Agreement shall be deemed references to the Promissory Note dated November 21, 1996 made by the Company in favor of General Electric Capital Corporation; and

     (d) after giving effect to this Eighth Amendment, there does not exist any Default or Event of Default.

          5.   Conditions to Effectiveness.  This Eighth Amendment shall become
               ---------------------------
effective (the actual date of such effectiveness, the "Eighth Amendment
                                                       ----------------
Effective Date") as of the date first above written when (a) counterparts hereof
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shall have been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Holdings, Inc. and (b) General Electric Capital Corporation shall have received such fees as set forth in the new Fee Letter dated the date hereof from General Electric Capital Corporation and Redwood Receivables Corporation to the Company and PSC.

          6.   Continuing Effects.  Except as expressly waived hereby, the
               ------------------
Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.   Expenses.  The Company agrees to pay and reimburse the Agent
               --------
for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Eighth Amendment, including the fees and expenses of counsel to the Agent.
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                                                                               3

          8.   Counterparts.  This Eighth Amendment may be executed on any
               ------------
number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9.   GOVERNING LAW.  THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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                                                                               4


          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                   PAMECO CORPORATION (formerly named MLX
                                   Refrigeration & Air
                                    Conditioning Group, Inc.)


                                   By ________________________
                                     Title:


                                   GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Agent
                                    and as a Lender


                                   By  _______________________
                                      Title:
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                                                                               5

                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned does hereby acknowledge and consent to the foregoing Eighth Amendment and does hereby confirm and agree that, after giving effect to such Eighth Amendment, the guarantee in favor of the Agent to which it is a party is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

                                        PAMECO HOLDINGS, INC.


                                        By ___________
                                           Title: